UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 19, 2008

ITC Holdings Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-32576	32-0058047
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

27175 Energy Way, Novi, Michigan		48377
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	248-946-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At its regular meeting on November 19, 2008, the Board of Directors of ITC Holdings Corp. (the "Company") adopted amendments to the Company’s Bylaws, effective immediately, that:

A. Amend and restate Section 5.01 to increase the maximum size of the board of directors from eight (8) to ten (10); and

B. Amend and restate Section 4.11, the Company’s advance notice bylaw provisions.

The material changes to the advance notice bylaw provisions in Section 4.11 are as follows.

1. The provisions have been modified to clarify that unless otherwise provided in the articles of incorporation, the only way for a shareholder to nominate a director is by complying with the notice requirements.

2. Additional information is now required to be provided by the proponent about itself and its affiliates and about any proposed nominee, including:

(a) the nominee’s address and stock ownership information, and upon the Company’s request, any relevant information regarding a nominee’s independence,

(b) more detailed ownership information regarding the proponent and its affiliates,

(c) a description of compensatory arrangements and other material relationships among the nominee and the proponent,

(d) a description of any ownership interest of the proponent or nominee in any direct competitor of the Company, and

(e) as to business other than nominations, all information required to be disclosed in a proxy statement as if proxies were being solicited regarding the matter and a description of all agreements and understandings between the proponent and any other person in connection with the proposal of such business.

3. The proponent must now update the information provided as of the record date for the meeting and as of 10 business days prior to the meeting.

4. The revised bylaw requires an undertaking from any nominee of a shareholder to comply with the Company’s various policies applicable to outside directors if elected to the Board.

5. The definition of "public announcement" has been expanded. The list of news services has been modified to include the service currently used by the Company and other potential choices. Also, the "furnished" reference makes clear that information filed under Items 2.02 or 7.01 of Form 8-K would constitute a public announcement, in the same way as information "filed" under other Form 8-K items.

The above description of the amendments to the Bylaws does not purport to be a complete statement of the provisions thereof. Such description is qualified in its entirety by reference to the amendments, which are attached to this Current Report on Form 8-K as Exhibit 3.2 and are incorporated herein by reference.

Item 8.01 Other Events.

On November 19, 2008, the Company issued a press release announcing the declaration of a dividend to its common shareholders. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.2 Amendment to Bylaws of ITC Holdings Corp. as of November 19, 2008
99.1 ITC Holdings Corp. Press Release dated November 19, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITC Holdings Corp.

November 20, 2008	By:	Daniel J. Oginsky

Name: Daniel J. Oginsky
Title: Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

3.2	Amendment to Bylaws of ITC Holdings Corp. as of November 19, 2008
99.1	ITC Holdings Corp. Press Release dated November 19, 2008